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                                                                    EXHIBIT 23.3

                         INDEPENDENT AUDITORS' CONSENT

  We consent to the use in this Amendment No. 3 to Registration Statement No. 333-38209 on Form S-4 of our report on Hartman Manufacturing Division of Figgie International, Inc., dated June 28, 1996, appearing in the Prospectus, which is part of this Registration Statement.

  We also consent to the reference to us under the heading "Experts" in such Prospectus.

                                          Deloitte & Touche LLP

Cleveland, Ohio
January 26, 1998